Principal Funds, Inc.
Supplement dated September 16, 2019
to the Statutory Prospectus dated December 31, 2018
(as previously supplemented)
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.
The proposed merger of Global Opportunities Fund into the Diversified International Fund, if approved by shareholders, is expected to occur on or about December 20, 2019. On the merger date, delete all references to the Global Opportunities Fund from the prospectus.

SUMMARY FOR GLOBAL OPPORTUNITIES FUND
On September 10, 2019, the Board of Directors of Principal Funds, Inc. approved the acquisition of the assets of the Global Opportunities Fund (the “Fund”) by the Diversified International Fund (the “Proposed Merger”). October 7, 2019 is the record date for determination of the shareholders entitled to vote on the Proposed Merger at a Special Meeting of Shareholders of the Fund tentatively scheduled for December 18, 2019. Additional information about the Proposed Merger will be provided in the Proxy Statement/Prospectus that is expected to be mailed to record date shareholders of the Fund in November 2019. The Proposed Merger, if approved by shareholders, is expected to occur on or about December 20, 2019. In preparation for the Proposed Merger, the Fund may deviate from its stated investment objective and strategies.

On or about December 20, 2019, delete all references to the Global Opportunities Fund from the prospectus.

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